Exhibit 99.24
                Computational Materials and/or ABS Term Sheets




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

                                    aggregate pool       group: ______      group: __2____
----------------------------
         gross WAC                      6.72%
----------------------------
       wtd avg FICO                     680.24
       ------------
----------------------------
        FICO < 600                        0%
        ----------
----------------------------
       FICO 600-650                      20%
       ------------
----------------------------
       wtd avg CLTV                      87%
       ------------
----------------------------
         CLTV = 80                       33%
         ---------
----------------------------
       CLTV > 80.01                      58%
       ------------
----------------------------
      LTV 95.01 -100                     24%
      --------------
----------------------------
       Full Doc (%)                      59%
       ------------
----------------------------
      Stated Doc (%)                     41%
      --------------
----------------------------

----------------------------
         purch (%)                       60%
         ---------
----------------------------
        CO refi (%)                      38%
        -----------
----------------------------
        Own Occ (%)                      95%
        -----------
----------------------------
    Prepay Penalty (%)                   80%
    ------------------
----------------------------
          DTI (%)
----------------------------
         ARM ? (%)                       100%
         ---------
----------------------------
         2/28 (%)                        47%
         --------
----------------------------
         3/27 (%)                        53%
         --------
----------------------------
       1st Lien (%)                      100%
       ------------
----------------------------
     Avg Loan Balance                $254,607.45
     ----------------
----------------------------
        # of Loans                       2553
        ----------
----------------------------
     Loan Bal < $100k                   2.61%
     ----------------
----------------------------
      Mtg Rates > 12%                     0
      ---------------
----------------------------
     Manuf Housing (%)                  0.00%
     -----------------
----------------------------

----------------------------
       largest state             California - 45.23%
       -------------
----------------------------
      silent 2nd (%)                     29%
      --------------
----------------------------
       IO loans (%)                      81%
       ------------
----------------------------
          5yr IO                         11%
          ------
----------------------------
          2 yr IO                        43%
          -------
----------------------------
         IO: FICO                        682
         --------
----------------------------
          IO LTV                         86%
          ------
----------------------------
          IO DTI
----------------------------
        IO full doc                      58%
        -----------
----------------------------
         IO: purch                       61%
         ---------
----------------------------